UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of Earliest Event Reported):
August 12, 2010
Trubion Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33054	52-2385898
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
2401 Fourth Avenue, Suite 1050, Seattle, WA 98121
(Address of Principal Executive Offices, including Zip Code)
(206) 838-0500
(Registrant’s Telephone Number, Including Area Code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On August 12, 2010, Trubion Pharmaceuticals, Inc. (“Trubion”) announced the signing of the Agreement and Plan of Merger dated August 12, 2010, among Trubion, and Emergent BioSolutions Inc. (“Emergent”), 35406 LLC (the “Final Surviving Entity”) and 30333 Inc. (the “Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Trubion, (the “Initial Merger”), then promptly following the Initial Merger, Trubion will merge with and into the Final Surviving Entity and the Final Surviving Entity will become a direct wholly owned subsidiary of Emergent (the “Merger”). A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference.
Additional Information about the Transaction and Where to Find It
In connection with the transaction, Emergent intends to file with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 and Trubion intends to file with the SEC and mail to its stockholders a proxy statement/prospectus. Investors and stockholders are urged to read the registration statement, the proxy statement/prospectus and other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to the documents because they will contain important information about Emergent, Trubion and the merger.
The registration statement, the proxy statement/prospectus and any other relevant materials (when they become available), and any other documents filed by Emergent and/or Trubion with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by directing a written request to: Emergent BioSolutions Inc., Attn: Investor Relations, 2273 Research Boulevard, Suite 400, Rockville, Maryland 20850, or Trubion Pharmaceuticals, Inc., Attn: Investor Relations, 2401 4th Avenue, Suite 1050, Seattle, Washington 98121. Investors and stockholders are urged to read the registration statement, the proxy statement/prospectus and the other relevant materials when they become available.
Participants in Solicitations
Emergent, Trubion and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the merger. Information regarding Emergent’s directors and officers is available in Emergent’s proxy statement on Schedule 14A for its 2010 annual meeting of stockholders, which was filed with the SEC on April 9, 2010. Information regarding Trubion’s directors and executive officers is available in Trubion’s proxy statement on Schedule 14A for its 2010 annual meeting of stockholders, which was filed with the SEC on April 21, 2010. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release issued by Trubion Pharmaceuticals, Inc. dated August 12, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUBION PHARMACEUTICALS, INC.
Date: August 12, 2010	By:	/s/ John A. Bencich
		Name:	John A. Bencich
		Title:	Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Trubion Pharmaceuticals, Inc dated August 12, 2010